UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2009 (October 29, 2009)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-33912 (Commission File Number)	04-3308902 (IRS Employer Identification No.)

222 Merrimack Street Lowell, Massachusetts (address of principal executive offices)	01852 (Zip Code)

(978) 459-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 7.01.	Results of Operations and Financial Condition
Regulation FD Disclosure

The registrant has provided information concerning its results of operations and financial condition at, or for the three and nine months ended on, September 30, 2009.  This information is contained in the registrant’s report to stockholders for the nine months ended on September 30, 2009, together with the registrant’s selected condensed consolidated financial highlights at, or for the three and nine months ended on, September 30, 2009 included in such report.  A copy of this report to stockholders, which was mailed to stockholders on, or about, October 29, 2009, is included as Exhibit 99 to this report.

Item 9.01.                                        Financial Statements and Exhibits

(a)                                  Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 The following exhibit is included with this report:

Exhibit 99                                             Report to stockholders for the nine months ended on September 30, 2009.

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: October 29, 2009	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Treasurer and Chief Financial Officer